Unusual or Infrequent Items Impacting Quarterly Results	12 Months Ended
Sep. 30, 2012
Extraordinary and Unusual Items [Abstract]
Unusual or Infrequent Items Impacting Quarterly Results

17. Unusual or Infrequent Items Impacting Quarterly Results.

The Company reached an agreement with the District of Columbia in November 2011 concerning the assessed value of the Company’s property resulting in a credit due to the Company. The taxes previously paid relating to the property were capitalized to the cost of the land as we are actively pursuing development of the property. The entry to record this agreement was to establish a receivable for the taxes and to credit the cost of the land. It is anticipated that the $2,311,000 receivable including interest will be collected in fiscal 2013.

Income from continuing operations for the first quarter of fiscal 2012 included a gain on termination of sale contract in the amount of $1,039,000 before income taxes for the receipt of non-refundable deposits related to the termination of an agreement to sell the Company’s Windlass Run Residential property.

Operating profit for the developed property rentals segment includes an expense in the fourth quarter of fiscal 2012 of $1,771,000 for an estimated environmental remediation liability which is the lower end of the range of estimates. The actual expense may be materially higher or lower depending upon the determined responsibility of the prior tenant, our ability to collect from such prior tenant and actual costs incurred.

Operating profit in the fourth quarter of fiscal 2011 decreased primarily due to an increase in the Transportation segment’s insurance and losses of $1,204,000 due to two severe non-preventable incidents in the last four months of fiscal 2011 combined with higher health insurance claims incurred.

Discontinued operations, net for the first quarter of fiscal 2011 included a book gain on the exchange of property of $4,968,000 after tax (see note 15).